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                                                       DRAFT OF FEBRUARY 4, 2002


                                  DECS TRUST IX

                                 3,304,348 DECS*


          (Representing Beneficial Interests in a Contract Relating to Shares of Common Stock, $0.01 par value, of LaBranche & Co Inc.)

                             Underwriting Agreement

                                                          New York, New York
                                                          February [  ], 2002

SALOMON SMITH BARNEY INC.
ABN AMRO ROTHSCHILD LLC
JEFFERIES & COMPANY, INC.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         DECS Trust IX, a statutory business trust organized under the State of Delaware Business Trust Act, 12 Del.C. ss. 3801 ET SEQ. (the "DELAWARE ACT"), (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "TRUST"), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, an aggregate of 3,304,348 DECS representing shares of beneficial interest in the Trust (the "UNDERWRITTEN DECS"). In addition, the Underwriters will have an option to purchase up to 495,652 DECS (the "OPTION DECS" and, together with the Underwritten DECS, the "DECS") to cover over-allotments, if any. The Option DECS and the Underwritten DECS, together with the [ ] DECS of the Trust subscribed for by Salomon Smith Barney Inc. ("SALOMON SMITH BARNEY") pursuant to the Subscription Agreement, dated as of January 17, 2002, between Salomon Smith Barney and the Trust (the "SUBSCRIPTION DECS"), are referred to herein as the "SECURITIES." The Securities are to be issued under an Amended and Restated Declaration of Trust, dated as of January 22, 2002 (the "TRUST AGREEMENT"), among the initial trustee and initial sponsor of the Trust, the trustees of the Trust (the "TRUSTEES") and Salomon Smith Barney, as sponsor.

----------
* Plus an option to purchase from the Trust up to 495,652 additional DECS to cover over-allotments.


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         The Trust has entered into forward purchase contracts (the "CONTRACTS")
with each of the selling stockholders named in Schedule II hereto ("SELLING STOCKHOLDERS"), pursuant to which Selling Stockholders have agreed to sell, and the Trust has agreed to purchase, the number of shares (the "SHARES") of LaBranche Common Stock, par value $0.01 per share (the "LABRANCHE COMMON
STOCK"), of LaBranche & Co Inc., a Delaware corporation (the "COMPANY"), specified therein on [ ], 2005 (the "EXCHANGE DATE") (subject to the Selling Stockholders' right to extend and accelerate the Exchange Date and to deliver cash with a value equivalent thereto, or other property, as provided in the Contracts). The Selling Stockholders' obligations under the Contracts will be secured by a pledge of collateral under collateral agreements (the "COLLATERAL AGREEMENTS"), each among a Selling Stockholder, the Trust and The Bank of New York ("BONY"), as collateral agent (in such capacity, the "COLLATERAL AGENT").

         In connection with the foregoing, the Company has filed with the Commission a registration statement, including a basic prospectus, with respect to 3,304,348 Shares in respect of the Underwritten DECS, plus an additional 495,652 Shares in respect of the Option DECS, for delivery by Selling Stockholders pursuant to the Securities, which registration statement is referred to in Section 2(a) of this Agreement.

         To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

         1. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

                  (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "NOTIFICATION") of registration of the Trust as an investment company under the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333-76476 and 811-10623), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either
(1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest


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Preliminary Trust Prospectus) as the Trust has advised you, prior to the
Execution Time, will be included or made therein.

                  (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "SETTLEMENT DATE"), the Trust Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any Settlement Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

                  (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Agreements (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

                  (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

                  (f) This Agreement has been duly authorized, executed and delivered by the Trust.

                  (g) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BoNY and the Trust (the "ADMINISTRATION AGREEMENT"), the Custodian


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Agreement between BoNY and the Trust (the "CUSTODIAN AGREEMENT"), the Paying
Agent Agreement between BoNY and the Trust (the "PAYING AGENT AGREEMENT") and the Fund Indemnity Agreement between Salomon Smith Barney and the Trust (the "FUND INDEMNITY AGREEMENT"), (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, and the Fund Indemnity Agreement are referred to herein, collectively, as the "FUNDAMENTAL AGREEMENTS") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

                  (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of a Restated Certificate of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by the Underwriters.

                  (i) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

                  (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

                  (k) On the Closing Date, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would


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constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

                  (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

                  (m) The DECS have been duly authorized by the Trust for issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

                  (n) The DECS have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

                  (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

                  (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or filed as required.

                  (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.


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                  (r) There are no material restrictions, limitations or
regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

                  (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

                  (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles in the United States of America.

                  (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (w) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

                  (a) The Company meets the requirements for use of Form S-3 under the Act. The Company Registration Statement and any Rule 462(b) Company Registration Statement has become effective under the Act. At the respective times the Company Registration Statement, any Rule 462(b) Company Registration Statement and any post-effective amendments thereto become effective (the "COMPANY EFFECTIVE DATE") and on each Settlement Date, (A) the Company Registration Statement and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the Act, (B) neither the Company Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) neither the Company Prospectus nor any amendment or supplement thereto includes or will include an


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untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing (i) by any Underwriter through the Representatives expressly for use in the Company Registration Statement or the Company Prospectus, (ii) by or on behalf of the Selling Stockholders expressly for use in the Company Registration Statement or the Company Prospectus or (iii) by or on behalf of the Trust expressly for use in the Company Registration Statement or the Company Prospectus. The Company makes no representations or warranties as to the Trust Registration Statement or the Trust Prospectus.

                  (b) The documents incorporated or deemed to be incorporated by reference in the Company Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Company Prospectus, at the time the Company Registration Statement became effective and at all times subsequent thereto up to the Closing Date and any Settlement Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (i) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules incorporated by reference in the Company Prospectus and the Company Registration Statement are independent public accountants with respect to the Company, as required by the Act and the Exchange Act.

                     (ii) The accountants, PriceWaterhouseCoopers LLP, that have certified certain financial statements of ROBB PECK McCOOEY Financial Services, Inc. and delivered their report with respect to the audited financial statements incorporated by reference in the Company Prospectus and the Company Registration Statement, are independent public accountants with respect to ROBB PECK McCOOEY Financial Services, Inc. within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The consolidated historical financial statements of the Company and its subsidiaries included or incorporated by reference in the Company Registration Statement and the Company Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Company Registration Statement present fairly the information required to be stated therein. The selected financial data included in the Company Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the


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audited consolidated financial statements included or incorporated by reference in the Company Registration Statement.

                  (f) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority (corporate and other) under such laws to own, lease and operate its properties and conduct its business as described in the Company Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified in a foreign jurisdiction would not have a material adverse effect on the business, prospects, condition (financial or other), properties, earnings or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "MATERIAL ADVERSE EFFECT") or will not have a Material Adverse Effect on the validity of this Agreement.

                  (g) The subsidiaries of the Company set forth on Schedule III are all of its subsidiaries (the "Subsidiaries"). Each of the Subsidiaries has been duly organized and is validly existing as a limited liability company or a corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is organized or incorporated, as the case may be, with the power and authority to own, lease and operate its properties and conduct its business as described in the Company Prospectus, and is duly qualified and is in good standing and authorized to do business in each foreign jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except to the extent that a failure to be so qualified in a foreign jurisdiction would not have a Material Adverse Effect. All of the outstanding shares of capital stock or membership interests, as the case may be, of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

                  (h) At September 30, 2001, the capitalization of the Company was as set forth in the Company Prospectus under the heading "Capitalization"; the Shares conform in all material respects to the description thereof incorporated by reference in the Company Registration Statement and the Company Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

                  (i) All the outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock of the Company, including the Shares, was issued in violation of the preemptive rights of any stockholder of the Company.

                  (j) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions herein contemplated nor the fulfillment by the Company of the terms hereof will not conflict (i) require any consent, approval, authorization or other order of, or filing with, or qualification with, any court or governmental or self regulatory body or agency known to such counsel to be applicable to the Company (except with respect to such consents, approvals, authorizations, registrations or qualifications as may be required under state


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or foreign securities laws in connection with the purchase and distribution of the DECS by the Underwriters or the distribution of Shares pursuant to the terms of the DECS and except such as have been obtained under the Securities Act),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except any such conflict, breach or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect,
(iii) violate or conflict with any applicable statute, law, ordinance, administrative, governmental or self-regulatory organization rule or regulation, or judgment, order or decree of any court or any governmental body or agency known to us to have jurisdiction over the Company, any of its Subsidiaries or their respective property, except any such violation or conflict that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect

                  (k) Since the respective dates as of which information is given in the Company Prospectus and the Company Registration Statement, other than as set forth in or contemplated by the Company Prospectus and the Company Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development which has resulted or could reasonably be expected to result in a Material Adverse Effect and (ii) there has not been any development which has resulted or could reasonably be expected to result in a Material Adverse Effect in the capital stock or in the long-term debt of the Company or any of its Subsidiaries.

                  (l) Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (n) Each of the Company and its Subsidiaries (i) has such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws and (ii) is a member in good standing of each federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to own, lease, license and operate its respective properties, to conduct

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its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such revocation, suspension, termination or impairment would not, singly or in the aggregate, have a Material Adverse Effect.

                  (o) The statements in the Company Prospectus under the captions "Risk Factors -- Failure to comply with net capital and net liquid asset requirements may result in the revocation of our registration with the SEC or our expulsion from the NYSE and/or the AMEX," "Business--Operations--NYSE Rules Governing Our Specialist Activities," "Business--Regulatory Matters" and "Plan of Distribution" (other than statements in the "Plan of Distribution" furnished to the Company by the Representatives, as to which no opinion is rendered) in the Company Prospectus and the Company Registration Statement and "Business--Operations--NYSE Rules Governing Our Specialist Activities" and "Business--Regulatory Matters" in the Company's annual report on Form 10-K, as supplemented and amended by the Company's Form 10-K/As, for the year ended December 31, 2000 (the "2000 FORM 10-K"), and in the Company Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings

                  (p) Except as disclosed in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right, which right has not been waived, to require the Company to include any securities owned by such person that are not already subject to an effective Registration Statement with the Shares registered pursuant to the Company Registration Statement.

                  (q) Each certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Representatives or counsel for the Representatives shall be deemed to be a representation and warranty by the Company to the Representatives as to the matters covered thereby.

                  (r) Each of the Company and its Subsidiaries and ERISA Affiliates (as defined below) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and Section 412 of the Internal Revenue Code of 1986, as amended (the "CODE") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA) for which the Company or any of its Subsidiaries or ERISA Affiliates have or may have any liability (contingent or otherwise) and each such plan is in compliance in all material respects with the applicable provisions of ERISA and such regulations and published interpretations thereunder. Neither the Company nor any of its Subsidiaries or ERISA Affiliates has incurred any [material] unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has engaged in any non-exempt "prohibited transactions" under ERISA or the Code. The term "ERISA AFFILIATE" means each trade or business (whether or not incorporated) that would be treated as a single employer with the Company under Title IV of ERISA or Section 412 of the Code.

                  (s) The statistical and market-related data included in the Company Prospectus and the Company Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

                  (t) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) The Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's business as now conducted or as proposed in the Company Prospectus to be conducted, except to the extent a failure to so own, possess, license or have rights to use Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

                  (v) Each of LaBranche & Co. LLC ("LABCO."), and LaBranche Financial Services, Inc. ("LFS") is registered as a broker-dealer with the Commission under the Exchange Act, is a member organization in good standing with the NYSE and/or the American Stock Exchange (the "AMEX"), as the case may be, and is registered with the securities authority of each state in which it is required to be registered.

                  (w) Each of LaBCo. and LFS is a broker-dealer subject to the provisions of Regulation T (12 C.F.R. ss.220) of the Board of Governors of the Federal Reserve System. Each of LaBCo. and LFS maintains procedures and internal controls designed to ensure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, and management officials of the Company or its Subsidiaries regularly supervise the activities of LaBCo. and LFS and the activities of their respective employees to ensure that none of LaBCo. and LFS will extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T.

                  (x) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the Company's knowledge, all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus.

                  (y) There are no legal or governmental proceedings pending or, to its knowledge, threatened to which the Company or any of its Subsidiaries is or could be a party or to which any of their respective properties is or could be subject, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect or which would be required to be described in a prospectus pursuant to the Act which is not described in the Company Registration Statement, the Company Prospectus, the 2000 Form 10-K or any Form 10-Q of the Company filed during 2001, other than those disclosed therein or in any amendments thereto, and there are no franchises, contracts or other documents of a character which would be required to be described or referred to in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described, referred to or filed as required.

         3. REPRESENTATIONS AND WARRANTIES OF SELLING STOCKHOLDERS. Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:

                  (a) Such Selling Stockholder has full legal right, capacity, power and authority to enter into and perform his obligations under this Agreement, the Contract and Collateral Agreement to which he is a party and the agreement between the Selling Stockholders and Salomon Smith Barney relating to expenses of the Trust (the "REIMBURSEMENT AGREEMENT").

                  (b) This Agreement has been duly executed and delivered by such Selling Stockholder . The Contract, the Collateral Agreement, and the Reimbursement Agreement to which he is a party have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding agreements of such Selling Stockholder , enforceable against him in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

                  (c) The execution and delivery by such Selling Stockholder of this Agreement, and of the Contract, Collateral Agreement and Reimbursement Agreement to which he is a party and the performance by such Selling Stockholder of his obligations hereunder and thereunder (including, without limitation, (i) the pledge by such Selling Stockholder to the Trust of a security interest in such Selling Stockholder's Shares pursuant to his Collateral Agreement, (ii) following an Acceleration Event (as defined in the Contracts), any action by the Collateral Agent to foreclose on such Selling Stockholder's Shares and deliver such Shares to the Trust, and any action by the Trust to distribute such Shares to the holders of the DECS pursuant to the terms of the Trust Agreement and such Selling Stockholder's Collateral Agreement, and (iii) if the Selling Stockholders do not elect the Cash Delivery Option or elect the Cash Delivery Option but fail thereafter to deliver cash as required by the Contracts, any action by the Collateral Agent to deliver such Selling Stockholder's Shares to the Trust or by the Trust to distribute such Shares to the holders of the DECS pursuant to the terms of the Trust Agreement and such Selling Stockholder's Collateral Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of, or default under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note or other agreement or instrument to which such Selling Stockholder is a party or by which he may be bound or any law, order, rule or regulation applicable to such Selling Stockholder of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over such Selling Stockholder or his properties, except where such conflict, breach, violation or default would not have a material adverse effect on such Selling Stockholder. Upon the occurrence of any of the events listed in clauses (ii) and (iii) in the preceding sentence, the Shares referred to in such clauses will be free and clear of any restriction imposed on the Shares. Amounts received by such Selling Stockholder under the Contract to which it is a party at the Closing Date and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), will not be used by such Selling Stockholder for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.

                  (d) Such Selling Stockholder is now and on the Exchange Date will be the beneficial owner of the Shares to be sold under the Contract to which it is a party free and clear of all liens, encumbrances, equities and claims, except for those created pursuant to the Collateral Agreement to which he is a party, and, assuming that the Trust acquires its interest in such Shares in exchange for the Firm Purchase Price and the Additional Purchase Price (as defined in such Selling Stockholder's Collateral Agreement) in accordance with the terms of the Contract to which he is a party without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), on the Exchange --- Date the Trust will have acquired either such Selling Stockholder's Shares free of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) or a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, in accordance with the terms of the Contract to which such Selling Stockholder is a party. Such Selling Stockholder has the full right, power and authority, and all authorization and approvals required by law, to pledge and assign the Shares to be pledged and assigned by such Selling Stockholder pursuant to the Collateral Agreement to which he is a party. The sale, transfer and delivery of any Shares to be delivered by such Selling Stockholder pursuant to the

         Contract to which he is a party is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Selling Stockholder is a party, or by which he is bound.

                  (e) At the respective times the Company Registration Statement, any Rule 462(b) Company Registration Statement become effective, at the Closing Date (and, if any Option DECS are purchased on a date other than the Closing Date, at Settlement Date, (A) neither the Company Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
         (B) neither the Company Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties contained in this paragraph (e) apply only to statements or omissions relating to such Selling Stockholder furnished to the Company in writing by or on behalf of such Selling Stockholder expressly for use in the Company Registration Statement or Company Prospectus.

                  (f) Such Selling Stockholder hereby repeats and confirms as if set forth in full herein each of the representations, warranties, guarantees and agreements made by him in the Contract and the Collateral Agreement to which he is a party and agrees that the representations, warranties, guarantees and agreements therein and herein are made for the benefit of, and may be relied upon by, (i) the Underwriters, and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters and (ii) the Company and Fulbright & Jaworski L.L.P., counsel to the Company.

                  (g) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is intended to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS.

                  (h) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by such Selling Stockholder with all of the provisions applicable to the Selling Stockholder of this Agreement, the Contract and the Collateral Agreement to which he is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters or the distribution of such Selling Stockholder's Shares pursuant to the terms of the DECS in the manner contemplated herein and in the Trust Prospectus and the Company Prospectus.

         Any certificate signed by such Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by such Selling Stockholder as to matters covered thereby, to each Underwriter.

         4. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per DECS, the amount of the Underwritten DECS set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 495,652 Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representatives to the Trust setting forth the number of Option DECS as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option DECS by the Trust, and payment therefor to the Trust, shall be made as provided in Section 5 hereof. The number of shares of the Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

                  (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the Contracts, the Selling Stockholders agree to pay to Salomon Smith Barney, at the time of each delivery of DECS pursuant to Section 5, an amount equal to $[ ] per DECS being delivered at such time, plus $[ ] per DECS for each Subscription DECS owned by Salomon Smith Barney after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement.

         5. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on February [ ], 2002 or at such time on such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and Selling Stockholders or as provided in Section 13 hereof (such date and time of delivery and payment for the DECS herein called the "CLOSING DATE"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the

DECS shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

         The Trust agrees to have the DECS available for inspection and checking by the Representatives in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

         If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option DECS (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and Selling Stockholders will deliver to the Representatives on the Settlement Date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 10 hereof.

         6. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Trust Prospectus.

         7. AGREEMENTS OF THE TRUST. The Trust agrees with the several Underwriters that:

                  (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Trust will promptly advise the Representatives (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

                  (c) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 12:00 P.M., New York City time, on the Business Day immediately following the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 9:00 A.M., New York City time, on the second Business Day immediately following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (d) The Trust will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc. (the

         "NASD"), in connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

         8. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Subject to Section 8(c), if filing of the Company Prospectus is required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Representatives when the Company Registration Statement, if not effective at the Execution Time, shall have become effective. The Company has furnished or will furnish to the Underwriters as many copies of any preliminary prospectus and the Company Prospectus as the Representatives reasonably request.

                  (b) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the DECS, the Company will, subject to Section 8(c), file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act subsequent to the time the Company Registration Statement becomes effective.

                  (c) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the DECS, the Company will inform the Representatives of its intention to file any amendment to the Company Registration Statement, any supplement to the Company Prospectus or any document that would as a result thereof be incorporated by reference in the Company Prospectus; will furnish the Representatives with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which the Representatives shall reasonably object.

                  (d) During the period when the Company Prospectus is required by the Act to be delivered in connection with sales of the DECS, the Company will notify the Representatives immediately, and confirm the notice in writing (with respect to clause (i), upon request), (i) of the effectiveness of any amendment to the Company Registration Statement, (ii) of the receipt of any comments from the Commission with respect to the Company Registration Statement or the Company Prospectus, (iii) of any request by the Commission to amend the Company Registration Statement or any supplement to the Company Prospectus or for additional information relating thereto and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or to the Company's knowledge, the threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (e) The Company has furnished or will furnish to the Representatives one copy of the originally executed Company Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a copy of all originally executed consents and certificates of experts, and has furnished or will furnish to each of the Representatives as many conformed copies of the Company Registration Statement as originally filed and of each amendment thereto (including documents incorporated or deemed to be incorporated by reference into the Company Prospectus but without exhibits) as the Representatives may reasonably request.

                  (f) The Company will use its reasonable best efforts, in cooperation with the Trust and the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                  (g) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 calendar days in the case the period corresponds to the fiscal year of the Company), an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Act), covering a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Company Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

                  (h) The Company will use its reasonable best efforts to comply with the Act and the Exchange Act. If at any time when the Company Prospectus is required by the Act to be delivered in connection with sales of the DECS any event shall occur or condition exist as a result of which it is necessary to amend the Company Registration Statement or amend or supplement the Company Prospectus in order that the Company Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Company Registration Statement or amend or supplement the Company Prospectus in order to comply with the requirements of the Act, the Company will promptly prepare and file with the Commission, subject to Section 8(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Company Registration Statement or the Prospectus comply with such requirements.

                  (i) For a period of three years after the Closing Date, the Company will furnish or make available to the Representatives copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and furnish such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                  (j) The Company will not be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                  (k) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any Shares (except for (i) shares issuable upon conversion of securities or exercise of warrants and options outstanding as of the date of the Company Prospectus or pursuant to employee benefit plans and (ii) shares issuable to securityholders of another entity as consideration for the Company's purchase of substantially all the assets of such other entity or the Company's acquisition of or merger with (in which the Company is the surviving entity) such other entity) or warrants, rights or options convertible into or exercisable or exchangeable for Shares (except for the rights or options pursuant to employee benefits plans existing on the date of the Company Prospectus) at any time for a period of 90 days after the date of the Company Prospectus.

         9. AGREEMENTS OF SELLING STOCKHOLDERS. Each Selling Stockholder agrees with each of the Underwriters that:

                  (a) Such Selling Stockholder will not, without the prior written consent of Salomon Smith Barney, during the period of 90 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of any class of common stock of the Company or such other securities, in cash or otherwise; PROVIDED, HOWEVER, that such Selling Stockholder may engage in any of the transactions described in clause (i) or (ii) above in connection with the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of such Selling Stockholder's Contract.

                  (b) Such Selling Stockholder will not take any action intended to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares.

                  (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares (including with respect to the offering and sale of the DECS) by an Underwriter or dealer may be required under the Act, of any change in the information furnished to the Company in writing by or on behalf of such Selling Stockholder in the Company Registration Statement or the Company Prospectus relating to such Selling Stockholder.

         10. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representatives shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably request.

                  (c) The Company Registration Statement, including any Rule 462(b) Company Registration Statement, has become effective and at the Closing Date, no stop order suspending the effectiveness of the Company Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

                  (d) The Representatives shall have received a signed opinion of Fulbright & Jaworski, L.L.P., counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                    (i) the Company has been duly incorporated,
                           is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Company Prospectus and the Company Registration Statement and to own, lease and operate its properties; each of its Subsidiaries has been duly organized or incorporated, as the case may be, and is validly existing as a limited liability company or a corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is organized or incorporated, as the case may be, and has the power and authority to carry on its business as described in the Company Prospectus and the Company Registration Statement and to own, lease and operate its properties;

                                    (ii) the Company is duly qualified and is in
                           good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect, and each of its Subsidiaries is duly qualified and is in good standing and authorized to do business in each foreign jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                                    (iii) all the outstanding shares of capital
                           stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and non-assessable;

                                    (iv) all the outstanding shares of capital
                           stock or membership interests, as the case may be, of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned of record by the Company;

                                    (v) this Agreement has been duly authorized,
                           executed and  delivered by the Company;

                                    (vi) the statements (other than statements
                           describing the amounts of the Company's net capital and net liquid asset requirements) under the captions "Risk Factors -- Failure to comply with net capital and net liquid asset requirements may result in the revocation of our registration with the SEC or our expulsion from the NYSE and/or the AMEX", "Business--Operations--NYSE Rules Governing Our Specialist Activities," "Business--Regulatory
                           Matters" and "Plan of Distribution" (other than statements in the "Plan of Distribution" furnished to the Company by the Representatives, as to which no opinion is rendered) in the Company Prospectus and the Company Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                                    (vii) the Company's authorized equity
                           capitalization is as set forth in the Company Prospectus and the Company Registration Statement under the heading "Capitalization";

                                    (viii) to the knowledge of such counsel,
                           neither the Company nor any of its Subsidiaries is in violation of its charter, by-laws or other organizational documents;

                                    (ix) the execution, delivery and performance
                           of this Agreement by the Company, the compliance by the Company with all provisions hereof and the consummation by the Company of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or filing with, or qualification with, any court or governmental or self regulatory body or agency known to such counsel to be applicable to the Company (except with respect to such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities laws in connection with the purchase and distribution of the DECS by the Underwriters or the distribution of Shares pursuant to the terms of the DECS and except such as have been obtained under the Securities Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound that (A) is filed as an exhibit to the Company Registration or (B) has been filed as an exhibit to any of the Company's filings with the Commission pursuant to the Act or the Exchange Act, except any such conflict, breach or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) violate or conflict with any applicable statute, law, ordinance, administrative, governmental or self-regulatory organization rule or regulation, or judgment, order or decree of any court or any governmental body or agency known to us to have jurisdiction over the Company, any of its Subsidiaries or their respective property, except any such violation or conflict that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;

                                    (x) after due inquiry, such counsel does not
                           know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which would be required to be described in a prospectus pursuant to the Act which is not described in the Company Registration Statement, the Company Prospectus, the 2000 Form 10-K or any Form 10-Q of the Company during 2001, other than those disclosed therein or in any amendments thereto, and to the knowledge of such counsel, there are no franchises, contracts or other documents of a character which would be required to be described in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described or filed as required.

                                    (xi) The documents incorporated by reference
                           in the Company Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and notes therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                                    (xii) the Company will not be an "investment
                           company" as such term is defined in the Investment Company Act of 1940, as amended;

                                    (xiii) to the best of such counsel's
                           knowledge after due inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right, which right has not been waived, to require the Company to require the Company to include any securities that are not already subject to an effective registration statement of the Company such securities with the Shares registered pursuant to any Registration Statement; and

                                    (xiv) each of LaBranche & Co. LLC ("LABCO.")
                           and LaBranche Financial Services, Inc. ("LFS") is registered as a broker-dealer with the Commission under the Exchange Act and is a member organization in good standing with the NYSE and the AMEX, as the case may be. Each of LaBCo. and LFS is registered with the securities authority of each of the states listed on EXHIBIT A hereto.

                                    The opinion of Fulbright & Jaworski L.L.P
                  shall also contain the following paragraph:

                                    We have participated in conferences with
                  officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Selling Stockholders, the Representatives, counsel for the Underwriters and representatives of the Trust at which conferences the contents of the Company Prospectus and the Company Registration and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Company Prospectus (including the documents incorporated by reference therein) and the Company Registration Statement (including the documents incorporated by reference therein) (except to the extent specified in clause (iv)), and that our judgment as to materiality is, to the extent we deem proper, based in part upon the views of appropriate officers and other representatives of the Company, nothing has come to our attention that leads us to believe that the Company Prospectus (including the documents incorporated by reference therein, when read together with the other information contained in the Company Prospectus) and the Company Registration Statement (including the documents incorporated by reference therein, when read together with the other information contained in the Company Prospectus), as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Company Prospectus (including the documents incorporated by reference therein) and the Company Registration Statement (including the documents incorporated by reference therein)).

The opinion of Fulbright & Jaworski L.L.P. described above shall be rendered to you at the request of the Company and shall so state therein.

                  (e) The Selling Stockholders shall have caused Fulbright & Jaworski L.L.P., counsel for the Selling Stockholders, to have furnished to the Representatives its opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) this Agreement, the Contracts, the Custody
                  Agreement, the Powers of Attorney, the Collateral Agreements and the Reimbursement Agreements have been duly executed and delivered by, or on behalf of, the Selling Stockholders and assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of the Selling Stockholders enforceable against the Selling Stockholders in accordance with their respective terms;

                           (ii) the Collateral Agreements create valid security
                  interests in favor of the Collateral Agent (as defined therein) for the benefit of the Trust in the Shares pledged thereunder as security for the performance by the Selling Stockholders of their obligations under the Contracts and to secure the observance and performance of the covenants and agreements of the Selling Stockholders contained in the Contracts and the Collateral Agreements;

                           (iii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body known to us to be applicable to the Selling Stockholders is required for the consummation by the Selling Stockholders of the transactions contemplated herein to be performed by the Selling Stockholders, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters or the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement, the Trust Prospectus and the Company Prospectus; and

                           (iv) the performance of this Agreement and the
                  Contracts by the Selling Stockholders, and the delivery of the Shares by the Selling Stockholders under the Contracts will not conflict with, or result in a breach or violation of (i) the terms of the agreements identified on Exhibit B hereto, or
                  (ii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over such Selling Stockholder or any of his properties.

                  (f) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust,
         (i) such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Agreements and other related matters as the Representatives may reasonably require, and (ii) a negative assurance letter dated the Closing Date and addressed to the Representatives, with respect to the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) The Trust shall have furnished to the Representatives a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

                           (i) the representations and warranties of the Trust
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial); and

                           (ii) no stop order suspending the effectiveness of
                  the Trust Registration Statement or the use of the Trust Prospectus has been issued and to the Trust's knowledge after due inquiry, no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

                  (h) On the Closing Date, (i) the Company Registration Statement and the Company Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the Act and, in all material respects, shall conform to the requirements of the Act and neither the Company Registration Statement nor the Company Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) there shall not have been, since the respective dates as of which information is given in the Company Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, (iii) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (iv) the other representations and warranties of the Company set forth in
         Section 2 shall be accurate as though expressly made at and as of the Closing Date. At the Closing Date, the Representatives shall have received a certificate of the Chief Executive Officer, the President, a Vice Chairman or a Vice President, and the Treasurer or Controller, of the Company, dated as of the Closing Date, to such effect.

                  (i) Each Selling Stockholder shall have furnished to the Representatives a certificate, dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and such Selling Stockholder has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial).

                  (j) (i) The Representatives shall have received from Arthur Andersen LLP at the time of execution of this Agreement, a letter dated the date hereof and delivered in accordance with Statement on Auditing Standards No. 72, as amended, in form and substance satisfactory to the Representatives and stating in effect that:

                  1. they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations there under adopted by the SEC.

                  2. In their opinion, the consolidated financial statements as of December 31, 2000 and 1999 and consolidated statements of operations, changes in stockholders' equity / members'capital and cash flows for each of the three years in the period ended December 31, 2000 and financial statement schedules audited by them and included in the Company's annual report on Form 10-K, as amended, for the year ended December 31, 2000, and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

                  3. They have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2000; although they have conducted an audit for the year ended December 31, 2000, the purpose (and therefore the scope) of the audit was to enable them to express their opinion on the consolidated financial statements as of December 31, 2000, and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, they are unable to and do not express any opinion on the unaudited condensed consolidated statement of financial condition as of September 30, 2001 and the unaudited condensed consolidated statements of operations, changes in stockholders' equity, and cash flows for the nine-month periods ended September 30, 2001 and 2000, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001, incorporated by reference in the Registration Statement, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 2000.

                  4. For purposes of this letter they have read the 2001 and 2002 minutes of meetings of the stockholders, the board of directors, the audit committee and the compensation committee of the Company and its subsidiaries as set forth in the minute books at February 4, 2002, officials of the Company having advised them that the minutes of all such meetings through that date were set forth therein; except for the minutes of the board of directors and the audit committee meetings on January 17, 2002 which have yet to be drafted; they have carried out other procedures to February 4, 2002, as follows (their work did not extend to the period from February 4, 2002 to February 8, 2002, inclusive):

                      a. With respect to the nine-month periods ended September 30, 2001 and 2000, they have --

                           (i) Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated statement of financial condition as of September 30, 2001, and unaudited condensed consolidated statements of operations, changes in stockholders' equity and cash flows for the nine-month periods ended September 30, 2001 and 2000, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001, incorporated by reference in the Registration Statement.

                           (ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statements referred to in a(i) comply as to form in all material respects with the applicable accounting requirements of the Act as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

                      b. With respect to the unaudited condensed consolidated statement of financial condition as of December 31, 2001 and the unaudited condensed consolidated statement of operation for the quarter and year ended December 31, 2001, included in the Company's Press Release dated January 18, 2002, they have --

                           (i) Read the unaudited condensed consolidated statement of financial condition as of December 31, 2001 and the unaudited condensed consolidated statement of operations of the Company and subsidiaries for the quarter and year ended December 31, 2001 furnished them by the Company. Officials of the Company have advised them that no such financial statements as of any date or for any period subsequent to December 31, 2001, were available. The financial information for the quarter and year ended December 31, 2001 is incomplete in that it omits the consolidated statements of changes in stockholders' equity and cash flows and other disclosures.

                           (ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated statement of financial condition and unaudited consolidated statement of operations referred to in b(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements, all included in the Company's annual report on Form 10-K, as amended, for the year ended December 31, 2000, and incorporated by reference in the Registration Statement.

                  The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, they make no representations regarding the sufficiency of the foregoing procedures for these purposes.

                  5. Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that --

                           a. (i) Any material modifications should be made to the unaudited condensed consolidated financial statements described in 4a(i), included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001 and incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles.

                           (ii) The unaudited condensed consolidated financial statements described in 4a(i) do not comply as to form in all material respects with the applicable accounting requirements of the Act as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

                           b. (i) At December 31, 2001, there was any change in the capital stock, increase in long-term debt or subordinated indebtedness of the Company or decrease in consolidated net current assets or stockholders' equity of the consolidated companies as compared with amounts shown in the September 30, 2001, unaudited condensed consolidated statement of financial condition included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001 and incorporated by reference in the Registration Statement, or

                           (ii) For the period from October 1, 2001 to December 31, 2001, there were any decreases, as compared to the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share amounts of income before extraordinary items or of net income, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

                           (iii) The historical unaudited financial information included in the Registration Statement related to Regulation S-K Item 301 "Selected Financial Data" and
                           Item 302 "Supplemental Financial Information" is not in conformity with applicable disclosure requirements of Regulation S-K.

                  6. As mentioned in 4b, the Company officials have advised them that no consolidated financial statements as of any date or for any period subsequent to December 31, 2001, are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after December 31, 2001, have, of necessity, been even more limited than those with respect to the periods referred to in 4. They have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether
                  (a) at February 4, 2002, there was any change in the capital stock, increase in long-term debt or subordinated indebtedness of the Company or any decreases in consolidated net current assets or stockholders' equity of the consolidated companies as compared with amounts shown on the September 30, 2001, unaudited condensed consolidated statement of financial condition included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2001 and incorporated by reference in the Registration Statement or (b) for the period from January 1, 2002 to February 4, 2002, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share amounts of income before extraordinary items or of net income. On the basis of these inquiries and their reading of the minutes as described in 4, nothing came to their attention that caused them to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

                  (ii) The Representatives shall have received, at the Closing Date, a letter, dated as of the Closing Date, to the effect that Arthur Andersen LLP reaffirms the statements made in the letter furnished pursuant to Section 10(j)(i) hereof, except that the specified date referred to shall be a date not more than five Business Days prior to the Closing Date.

                  (k) The DECS shall have been approved for listing on the NYSE, subject only to official notice of issuance.

                  (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any supplement thereto

                  (m) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (n) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and the Selling Stockholders shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to be initially pledged and assigned by each Selling Stockholder in accordance with the requirements of its Collateral Agreement.

                  (o) At the Execution Time, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto from each executive officer and director of the Company, addressed to the Representatives relating to sales and certain other dispositions of shares of common stock of the Company or certain other securities, and such agreements shall be in full force and effect on the Closing Date.

                  (p) Prior to the Closing Date, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and the matters referred to in Section 10(h) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the Trust, and the Selling Stockholders, the performance of any of the covenants of the Company, the Trust, and the Selling Stockholders, or the fulfillment of any of the conditions herein contained.

                  (q) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by an "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust, the Company and the Selling Stockholders in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 10 shall be delivered to Cleary, Gottlieb, Steen & Hamilton, 1 Liberty Plaza, New York, New York 10006, attention of William F. Gorin, Esq. and Raymond B. Check, Esq., on the Closing Date.

         11. EXPENSES. (a) The Selling Stockholders and the Company will pay all expenses incident to the performance by the Trust and their obligations under this Agreement and the Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to the Representatives, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of Selling Stockholders' counsel and other advisors,
(vi) the qualification of the DECS under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the

Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representatives of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the DECS, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the NYSE and (xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. Additionally, pursuant to the terms of the Reimbursement Agreement, Selling Stockholders will reimburse the Underwriters through Salomon Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between Salomon Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Salomon Smith Barney, except that the Selling Stockholders shall not be obligated to pay any fees or disbursements of counsel to the Underwriters other than in connection with clauses (vi) and (ix) of this Section 11(a).

                  (b) The Company will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of
Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representatives of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of
Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the approval of the Shares for trading on the New York Stock Exchange.

                  (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied, because of any refusal, inability or failure on the part of the Company or Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, Selling Stockholders will reimburse the Underwriters through Salomon Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the DECS.

         12. INDEMNIFICATION AND CONTRIBUTION.(a) The Company agrees to indemnify and hold harmless the Trust, each of the Trustees, each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "COMPANY REGISTRATION DOCUMENT"), or the omission or alleged omission to state in any Company Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document a "TRUST REGISTRATION DOCUMENT") or the omission or alleged omission to state in any Trust Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such untrue statement, such alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Company to the Trust specifically for use therein; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, HOWEVER, that the Company in any such case will not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document in reliance upon and in conformity with written information furnished to the Company, the Selling Stockholders or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; PROVIDED FURTHER, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 12(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors and officers who signs the Company Registration Statement, each

Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of the Act or the Exchange Act and each other Selling Stockholder, if any, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have; PROVIDED, HOWEVER, that the liability of each Selling Stockholder under the indemnity and contribution provisions of this Section 12 shall be limited to the net proceeds for all Shares sold by such Selling Stockholder pursuant to the Contracts.

         (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors and officers who signs the Company Registration Statement, each person who controls the Company within the meaning of the Act, and each Selling Stockholder, to the same extent as the foregoing indemnities in clauses (a) and (b) to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Company Registration Documents. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth under the heading "Plan of Distribution," (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Company Prospectus or the Company Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Company Registration Document.

         (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors and officers who signs the Company Registration Statement and each person who controls the Company within the meaning of the Act to the same extent as the foregoing indemnity in clause
(a) to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Trust Registration Documents. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the DECS, and, under the heading "Underwriting" (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Trust Prospectus or the Trust Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Trust Registration Document.

         (e) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (f) In the event that the indemnity provided in paragraph (a), (c) (with respect to the Company) or (d) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the DECS; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among the underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between the Company and the Underwriters, the Company shall be deemed for this purpose to have received such total net proceeds as are received by the Trust. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by PRO RATA allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company; subject in each case to the applicable terms and conditions of this paragraph (f).

         (g) In the event that the indemnity provided in paragraph (b) or (d) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Selling Stockholders and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the DECS; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among the underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Selling Stockholders and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Selling Stockholders on one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between the Selling Stockholders and the Underwriters, the Selling Stockholders shall be deemed for this purpose to have received such total net proceeds as are received by the Trust. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Selling Stockholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by PRO RATA allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (g).

         13. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, then the Company shall have 36 hours within which it may, but it is not obligated, to find one or more substitute underwriters satisfactory to the Representatives to purchase such Securities upon the terms set forth in this Agreement and if the Company is unable to find one or more such underwriters that are satisfactory to the Representatives, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Selling Stockholders. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         14. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in any class of the

Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

         15. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, Selling Stockholders or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company, the Selling Stockholders or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11, 12 and 17 hereof shall survive the termination or cancellation of this Agreement.

         16. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc., General Counsel (fax no.:
(212) 3695) and confirmed to the General Counsel, care of Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, attention: Jeanne Campanelli; if sent to the Trust, will be mailed, delivered, or telefaxed and confirmed to it c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711, Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at LaBranche & Co Inc, 120 Broadway, 34th Floor, New York, New York, 10271, Attention: Michael LaBranche, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Jeffrey M. Marks, Esq.; or if sent to Selling Stockholders shall be directed to them c/o Alfred O. Hayward, John McGraner and Vincent Papandrea, LaBranche & Co Inc., One Exchange Plaza, New York, New York, 10006, with a copy to Fulbright & Jaworski, L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Jeffrey M. Marks, Esq.

         17. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

         18. APPLICABLE LAW. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         19. COUNTERPARTS. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         20. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

         21. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

"ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

"COMMISSION" shall mean the Securities and Exchange Commission.

"COMPANY EFFECTIVE DATE" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement become or becomes effective.

"COMPANY PROSPECTUS" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

"COMPANY REGISTRATION STATEMENT" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be.

"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

"INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

"ORGANIZATIONAL DOCUMENTS" shall mean, in respect of any company, corporation, trust, partnership, limited liability company, governmental agency or other enterprise, as applicable, its founding act, charter, articles of incorporation and by-laws, deed of trust, memorandum and articles of association, statute, certificate of partnership, partnership agreement, limited liability company agreement, or similar instrument.

"PRELIMINARY COMPANY PROSPECTUS" shall mean any preliminary prospectus relating to the Shares referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

"PRELIMINARY TRUST PROSPECTUS" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

"RULE 415," "RULE 424," "RULE 430A," "RULE 462," "RULE 497(H)," "REGULATION S-K"
and "REGULATION S-X" refer to such rules and regulations under the Act.

"RULE 430A INFORMATION" shall mean information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

"RULE 462(B) COMPANY REGISTRATION STATEMENT" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

"RULE 462(B) TRUST REGISTRATION STATEMENT" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

"TRUST EFFECTIVE DATE" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

"TRUST PROSPECTUS" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS included in the Trust Registration Statement at the Trust Effective Date.

"TRUST REGISTRATION STATEMENT" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

As used herein, the terms "TRUST REGISTRATION STATEMENT," "PRELIMINARY TRUST PROSPECTUS" and "TRUST PROSPECTUS" shall not include the Company Prospectus attached thereto.

As used herein, the terms "COMPANY REGISTRATION STATEMENT", "PRELIMINARY COMPANY PROSPECTUS", and "COMPANY PROSPECTUS" shall not include the Trust Registration Statement, Preliminary Trust Prospectus or Trust Prospectus.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, Selling Stockholders and the several Underwriters.

                                          Very truly yours,


                                              DECS TRUST IX


                                          By:____________________________
                                              Name:
                                              Title:



LaBRANCHE & CO INC.

By:_____________________________
   Name:
   Title:

Alfred O. Hayward, Jr.,
As Attorney-in-fact for each of the
Selling Stockholders named in
Schedule II hereto

By:_____________________________
   Name:
   Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON SMITH BARNEY
ABN AMRO
ROTHSCHILD LLC
JEFFERIES & COMPANY, INC.

By Salomon Smith Barney Inc.

By:_____________________________
   Name:  Kaivan Shakib
   Title: Vice President

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement

                                   SCHEDULE I


                                                    Number of Underwritten
                                                    DECS to be                            Number of Option DECS to
Underwriters                                        Purchased                             be Purchased
                                                    ----------------------                ------------

Salomon Smith Barney Inc.

ABN AMRO ROTHSCHILD LLC

Jefferies & Company, Inc.

Total



                                  Schedule I-1

                                   SCHEDULE II

                              SELLING STOCKHOLDERS

Alfred O. Hayward, Jr.
Joseph E. Corso, Jr.
John McGraner
Eugene C. McCarthy
Vincent Papandrea
John O. Pickett, III
Anthony M. Corso
Sean M. McCooey
Michael Ziebarth
Christopher M. Smith
Mark A. Stoltz
Thomas G. McLaughlin
Robert A. Conte
William J. Burke, III
Fred DeBoer
John M. Dempsey, III
Nicholas Caputo
Kevin R. McMahon
Thomas J. Shanley
John L. McWilliams
Gerard A. Competello
John Durante
Christopher Connors
Vincent G. Quigley, Jr.
Anthony J. Picerni



                                  Schedule II-1

                                    Exhibit A

        REGISTRATION OF LABCO. AND LFS WITH STATE SECURITIES AUTHORITIES



                                  Exhibit A-1

                                    EXHIBIT B


            SPECIFIED AGREEMENTS RELATING TO THE SELLING STOCKHOLDERS

A. Employment Agreement, dated as of August 24, 1999, between the Company and each of the following Selling Stockholders:

1.       Alfred O. Hayward, Jr.
2.       Joseph E. Corso, Jr.
3.       John McGraner
4.       Eugene C. McCarthy
5.       Vincent Papandrea
6.       John O. Pickett, III
7.       Anthony M. Corso
8.       Sean M. McCooey
9.       Michael Ziebarth
10.      Christopher M. Smith
11.      Mark A. Stoltz
12.      Thomas G. McLaughlin
13.      Robert A. Conte
14.      William J. Burke, III
15.      Fred DeBoer
16.      John M. Dempsey, III
17.      Nicholas Caputo
18.      Kevin R. McMahon
19.      Thomas J. Shanley
20.      John L. McWilliams
21.      Gerard A. Competello
22.      John Durante
23.      Christopher Connors
24.      Vincent G. Quigley, Jr.
25.      Anthony J. Picerni

B. Agreement Relating to Non-Competition and Other Covenants, dated as of August 24, 1999 between the Company and each of the following Selling Stockholders:

1.       Alfred O. Hayward, Jr.
2.       Joseph E. Corso, Jr.
3.       John McGraner
4.       Eugene C. McCarthy
5.       Vincent Papandrea
6.       John O. Pickett, III
7.       Anthony M. Corso
8.       Sean M. McCooey
9.       Michael Ziebarth
10.      Christopher M. Smith



                                  Exhibit B-1

11.      Mark A. Stoltz
12.      Thomas G. McLaughlin
13.      Robert A. Conte
14.      William J. Burke, III
15.      Fred DeBoer
16.      John M. Dempsey, III
17.      Nicholas Caputo
18.      Kevin R. McMahon
19.      Thomas J. Shanley
20.      John L. McWilliams
21.      Gerard A. Competello
22.      John Durante
23.      Christopher Connors
24.      Vincent G. Quigley, Jr.
25.      Anthony J. Picerni

C. Pledge Agreement, dated as of August 24, 1999, between the Company and each of the following Selling Stockholders:

1.       Alfred O. Hayward, Jr.
2.       Joseph E. Corso, Jr.
3.       John McGraner
4.       Eugene C. McCarthy
5.       Vincent Papandrea
6.       John O. Pickett, III
7.       Anthony M. Corso
8.       Sean M. McCooey
9.       Michael Ziebarth
10.      Christopher M. Smith
11.      Mark A. Stoltz
12.      Thomas G. McLaughlin
13.      Robert A. Conte
14.      William J. Burke, III
15.      Fred DeBoer
16.      John M. Dempsey, III
17.      Nicholas Caputo
18.      Kevin R. McMahon
19.      Thomas J. Shanley
20.      John L. McWilliams
21.      Gerard A. Competello
22.      John Durante
23.      Christopher Connors
24.      Vincent G. Quigley, Jr.
25.      Anthony J. Picerni


                                   Exhibit B-2

D. Stock Option Agreement dated as of August 24, 1999, between the Company and Alfred O. Hayward, Jr.


E. Stockholders' Agreement, dated as of August 24, 1999, between the Company and each of the following Selling Stockholders:

1.       Alfred O. Hayward, Jr.
2.       Joseph E. Corso, Jr.
3.       John McGraner
4.       Eugene C. McCarthy
5.       Vincent Papandrea
6.       John O. Pickett, III
7.       Anthony M. Corso
8.       Sean M. McCooey
9.       Michael Ziebarth
10.      Christopher M. Smith
11.      Mark A. Stoltz
12.      Thomas G. McLaughlin
13.      Robert A. Conte
14.      William J. Burke, III
15.      Fred DeBoer
16.      John M. Dempsey, III
17.      Nicholas Caputo
18.      Kevin R. McMahon
19.      Thomas J. Shanley
20.      John L. McWilliams
21.      Gerard A. Competello
22.      John Durante
23.      Christopher Connors
24.      Vincent G. Quigley, Jr.
25.      Anthony J. Picerni

F.  Loan Agreement between Citibank N.A. and Anthony M. Corso.

G. Stock Selling Plan, dated June 2001, between the Company and George E. Robb, Jr.

H. Registration Rights Agreement, dated as of March 15, 2001, between the Company and each of George E. Robb, Jr. and Robert M. Murphy.

I. Letter waiver of registration rights, dated as of January 18, 2002, between the Company and each of George E. Robb, Jr. and Robert M. Murphy.



                                  Exhibit B-3

                                    EXHIBIT C

                                LOCK-UP AGREEMENT


                                                              January __, 2002

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "UNDERWRITING AGREEMENT") among DECS Trust IX, a Delaware statutory business trust (the "TRUST"), LaBranche &Co Inc., a Delaware corporation (the "COMPANY"), the Selling Stockholders named therein and you relating to an underwritten public offering of DECS of the Trust, representing beneficial interests in contracts relating to shares of common stock, $0.01 par value, of the Company ("COMMON STOCK").

                  In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any person in privity with the undersigned directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock of the Company or any securities convertible into, or exercisable or exchangeable for such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days from the date of the final prospectus filed under Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act") with respect to the Common Stock registered under the Company's registration statement on Form S-3 (file no. 333-76928) other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc., which approval shall not be unreasonably withheld.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                                 Yours very truly,



                                                 By: _________________________
                                                     Name:
                                                     Title: